SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                               September 22, 2005


                  AMERICAN CONSOLIDATED MANAGEMENT GROUP, INC.
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             (Exact name of registrant as specified in its charter)


            Utah                          0-20642                 87-0375093
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(State or other jurisdiction           (Commission              (IRS employer
      of incorporation)                file number)          identification no.)

         714 Fairview Road, Greer, South Carolina           29651
         ----------------------------------------         ----------
         (Address of principal executive offices)         (Zip code)

                                 (864) 848-1900
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)

                   This document contains a total of 3 pages.

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Item 1.01 Entry into a Material Definitive Agreement

         Effective September 22, 2005, American Consolidated Management Group, Inc. (the "Company") entered into an Employment Agreement with Mr. Ed Rensi whereby Mr. Rensi was elected to serve as the Chief Executive Officer of the Company, was appointed to fill an existing vacancy on the Company's Board of Directors and was elected to act as Chairman of the Board of Directors. Mr. Rensi was issued 1,000,000 shares of the Company's common stock in consideration for entering into the Employment Agreement. The Employment Agreement is for a five year term, with possible renewals thereafter.

         Mr. Rensi began his business career with McDonald's as a grill man in 1966. That career continued with McDonald's until 1998. During that time Mr. Rensi served, among other positions, as Regional Vice-President, Senior Vice-President/Operations and Training, Senior Executive Vice-President, Chief Operating Officer Worldwide, and from 1984 until 1998, Mr. Rensi was President and CEO of McDonald's U.S.A. Mr. Rensi was award the President's Volunteer Award by President Ronald Reagan. In 1997, he was named Italian-American Man of the Year. He has served on the boards of Snap On Tools, Jafra Cosmetics and International Speedway Corporation, and continues in those capacities for Snap On Tools and International Speedway Corp. He is a graduate of Ohio State University with a degree in Business Education. Mr. Rensi is a frequent lecturer covering many topics, including leadership in business. The Company feels that his addition is a major step in the commercialization of Sunutra(TM) and will enhance the Company's stature in the food industry. The Company welcomes Mr. Rensi and looks forward to the future with him. Mr. Rensi will operate out of his current offices located near Chicago, Illinois.

         Mr. Herschel J. Walker, who previously acted as our Chief Executive Officer, will continue to act as our President and as a director.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         See Item 1.01.

Item 9.01 Financial Statements and Exhibits

         a.       Financial statements of businesses acquired

                  Not applicable.

         b.       Pro forma financial information

                  Not applicable.

         c.       Exhibits

                  Number                   Description
                  ------                   -----------

                  10.1 Employment Agreement by and between the Company and Ed Rensi, dated September 22, 2005 (Incorporated by reference to Exhibit 4.1 of the Company's Registration Statement on Form S-8 filed September 22, 2005 (File No. 333-128499)).

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN CONSOLIDATED MANAGEMENT GROUP, INC.
                                    (Registrant)




Date: September 23, 2005            By   /s/  Herschel J. Walker
                                       ---------------------------------------
                                       Herschel J. Walker
                                       President

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